Azenosertib Clinical Update Dose Selection, Monotherapy and Chemotherapy Combinations Efficacy and Safety and Ongoing Development June 2023 Nasdaq: ZNTL

2 Forward Looking Statement and Disclaimer Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding potential for our product candidates to be first-in-class and/or best-in-class; potential for accelerated approval paths; potential for our product candidates to be developed as monotherapies and in combination; potential for azenosertib (ZN-c3) to address large unmet need across an array of cancers; potential benefits of intermittent dosing for our product candidates; our development approach for azenosertib; timing of providing updates on azenosertib program timelines and potential paths to registration; timing of preclinical and clinical program updates; the potential unmet need in a particular indication and/or patient population; potential for combinations including our product candidates and the potential benefits thereof; the target profiles and potential benefits of our product candidates and their mechanisms of action, including as a monotherapyand/or in combination; our belief that we have strengthened our clinical development plans, including for azenosertib; timing of NDAs or final data read outs; the size of the potentially addressable patient populations; clinical and regulatory progress of our product candidates, including enrollment, initiation of clinical trials and data announcements; the market opportunities for and market potential of our product candidates; timing of initiating Phase 3 trial of azenosertib in combination with chemotherapy in Cyclin E1+ platinum sensitive ovarian cancer;, as well as statements that include the words “design,” “estimate,” “may,” “opportunity,” “plan,” “potential,” “predicts,” “promising,” “strategy,” “will” and similar statements of a future or forward-looking nature. 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Other risks and uncertainties include those identified under the caption “Risk Factors” in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings with the U.S. Securities and Exchange Commission in the future could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations orwarranties (expressedor implied)are made about the accuracy of anysuchforward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and l imitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or represen tatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. ZENTALIS® and its associated logos are trademarks of Zentalis and/or its affiliates. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. All website addresses given in this presentation are for information only and are not intended to be an active link or to incorporate any website information into this document. Zentalis’ product candidates are investigational drugs and have not yet been approved by the U.S. Food and Drug Administratio n or any other regulatory authority.

3 Today’s Agenda 1 Review of Azenosertib Monotherapy Trial Results: Declaration of New Azenosertib Monotherapy Dose 2 Currently Accruing Trials in Ovarian Cancer and USC Review of Azenosertib + Chemotherapy in Platinum-Resistant Ovarian Cancer (Presented Yesterday: ASCO Abstract 5513)3 Proposed Phase 3 Chemotherapy Combination Trial4 Q&A5

Joining the Call Today 4 Kimberly Blackwell, MD Chief Executive Officer Zentalis Pharmaceuticals Carrie Brownstein, MD Chief Medical Officer Zentalis Pharmaceuticals Funda Meric-Bernstam, MD Chair of the Department of Investigational Cancer Therapeutics -- the Phase 1 Program at The University of Texas MD Anderson Cancer Center; Member, Zentalis Scientific. Advisory Board

5 Zentalis’ Clinical Transformation Has Yielded Significant Progress • To develop first in class and best in class therapies against known cancer targets Purpose Positioned to Execute and Deliver • Management team with deep oncology experience • Respected scientific and clinical advisors • Established partnerships with Pfizer, GSK • Multiple opportunities in hematologic malignancies • 100+ patients dosed to date Promising Programs: BCL-2i and Degrader • High potential, validated target in difficult-to-treat tumors • WEE1 inhibitor designed to have superior selectivity and pharmacologic properties • Monotherapy activity and favorable safety profile • 400+ patients dosed to date Azenosertib meets all the criteria People

6 Today’s Call - Two Large Phase 1 Data Sets: Four Critical Take Home Messages Around Azenosertib Combination With Single Agent Chemotherapy Improves Response Rates And Durability Over Chemotherapy Alone In Platinum-resistant/Refractory Ovarian Cancer: • 50% ORR, 5.6 month DOR and a 7.4 month mPFS with paclitaxel • 36% ORR, 11.4 month DOR and a 10.4 month mPFS with carboplatin Comprehensive and Ongoing Development Strategy In Ovarian Cancer and USC: • Phase 2 Monotherapy in USC (all patients) • Phase 2 Monotherapy in platinum-resistant ovarian cancer • Phase 1/2 Monotherapy or in combination/alternating with niraparib PARPi-resistant PROC • Proposed Phase 3 Study in Cyclin E1+ platinum sensitive ovarian cancer • Chemotherapy + azenosertib followed by azenosertib monotherapy maintenance compared to doublet chemotherapy followed by placebo Monotherapy Dose Optimization Has Been Successful: • Confirmed ORR of 36.8% in heavily pre-treated platinum-resistant ovarian cancer and USC • Improved tolerability over other WEE-1 Inhibitor and highly comparable to Antibody Drug Conjugates USC, Uterine Serous Carcinoma; ORR, Confirmed Objective Response Rate; DOR, Duration of Response; mPFS, Median Progression Free Survival.

AZENOSERTIB NEW INTERMITTENT MONOTHERAPY DOSE

8 Azenosertib Intermittent Monotherapy Dose Substantially Improves Antitumor Activity and Tolerability Compared to prior dosing regimen (300 mg continuous), intermittent dosing led to: • More than a doubling of exposures • A near doubling of response in both USC and HGSOC • Confirmed ORR of 36.8% in the patient population* • Maintains or improves safety and tolerability *Response evaluable: have baseline measurable disease by RECIST 1.1, at least one post baseline scan, and received at least o ne dose of drug; Abbreviations: 5:2, 5-days of treatment followed by 2-days off treatment; USC, Uterine Serous Carcinoma; HGSOC, High Grade Serous Ovarian Cancer; ORR, objective response rate Monotherapy Dose Selection: 400 mg intermittent (5 days on, 2 days off a week; 5:2)

Azenosertib Targets WEE1, a Critical Protein for Cancer Cell Survival

WEE1 activity in untreated cancer cell



CDK2/Cyclin E
P
Phosphorylation
P
P
WEE1
G1
S
M
G2
P
P
Cell survival
Cancer progression
CDK1/Cyclin A

- WEE1 phosphorylates CDK/Cyclin complexes to engage cell cycle checkpoints, allowing DNA repair to occur
- Azenosertib inhibits WEE1:
  - Leads to dephosphorylation of CDK 1 and 2, activating the cdk/cyclin complexes
  - Removes 2 cell cycle checkpoints: G1/S and G2/M
  - Cell cycle progresses without sufficient DNA repair
  - Cancer cells accumulate DNA damage, resulting in apoptosis and mitotic catastrophe

Azenosertib's MOA and early monotherapy clinical activity made dose optimization critical

Azenosertib blocks WEE1 resulting in cancer cell death



CDK2/Cyclin E
Azenosertib
WEE1
G1
S
M
G2
Cell death
CDK1/Cyclin A

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Luserna di Rora, et al. 2020. J Hem Onc. 13:126. Elbaek et al. 2022. Cell Reports. 38:110261. Abbreviations: MOA, mechanism of action

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10 Increased exposures at steady state Maintained or improved tolerability Finding The Optimal Dose of Azenosertib A m o u n t o f D ru g in B lo o d 300 mg continuous dose demonstrated favorable safety profile and antitumor activity, but preclinical models and clinical data suggested that intermittent dosing would allow for: Therapeutic Index

Zentalis 001 Study: From First In Human to Dose Optimization


Continuous Dosing
Phase 1a Dose Escalation
Dose finding (CRM)
450mg
400mg
350mg
300mg
200mg
Lower doses
Total daily dose,
continuous schedule
300mg qd
Intermittent Dosing
Phase 1a Dose Escalation
Dose finding (CRM)
500mg
450mg
400mg
350mg
Total daily dose,
5:2 or 4:3 schedule
Phase 1b Expansion
400mg qd 5:2

Study Details: DLT period is 21 days

- Tumor assessments (per RECIST 1.1) occur every 2 cycles (6 weeks)
- Protocol permits "Backfill" enrollment of additional patients at the highest previously cleared dose level

NCT04158336

Primary objectives: Safety, PK [Steady State Exposure (AUC_{0-24}) & Concentration Maximum (C_{max})]

Abbreviations: CRM, continual reassessment method; qd, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; 4:3, 4-days of treatment followed by 3-days off treatment; DLT, dose limiting toxicity; RECIST, response evaluation criteria in solid tumors; PK, pharmacokinetics; AUC, area under the curve

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12 Zentalis 001: Heavily Pretreated Patients With Advanced Solid Tumors Continuous N = 74 Intermittent N = 53 Total N = 127 Age Median 67 64 65 Range (Min-Max) (41 - 81) (35 - 83) (35 – 83) Measurable Disease (N, %) 70 (94.6) 53 (100) 123 (96.9) ECOG PS (N, %) ECOG 0 20 (27.0) 18 (34.0) 38 (29.9) ECOG 1 53 (71.6) 35 (66.0) 88 (69.3) ECOG 2 1 (1.4) - 1 (0.8) Prior Lines of treatment Mean (range) 4.33 (1-18) 4.71 (1-10) 4.37 (1-18) Prior Therapies (N, %) Prior PARPi 9 (12.2) 13 (24.5) 22 (17.3) Prior experimental agent 30 (40.5) 19 (35.8) 49 (38.6) Prior VEGF-inhibitor 42 (56.8) 31 (58.5) 73 (57.5) Prior anti-PD1/PDL1 35 (47.3) 18 (34.0) 53 (41.7) Data cut-off: April 24, 2023 Patients who received ≥300 mg; Abbreviations: ECOG PS, Eastern Cooperative Oncology Group performance status; PARPi, poly-ADP ribose polymerase inhibitor; VEGF, vascular endothelial growth factor; PD1/PDL1, programmed cell death protein 1/programmed death ligand 1

13 Zentalis 001: Multiple Tumor Types, No Biomarker Stratification N=127 • Clear Cell RCC • NSCLC • Gastric Cancer • Head and Neck SCC • Anal SCC • Melanoma • SCLC • Uterine stromal sarcoma • Small cell ovarian • Carcinosarcoma • Adenoid cystic carcinoma • Appendiceal (includes N ≤ 2) No biomarker, biopsy or prior therapy requirements for enrollment Patients who received ≥300 mg; Abbreviations: USC, uterine serous carcinoma; CRC, colorectal cancer; RCC, renal cell carcinom a; NSCLC, non-small cell lung cancer; SCC, squamous cell carcinoma; SCLC, small cell lung cancer Data cut-off: April 24, 2023

14 Patients who received ≥300 mg; Collected at Day 12 after 3 consecutive days of dosing Abbreviations: 5:2, 5-days of treatment followed by 2-days off treatment; AUC, area under the curve Intermittent Dosing Resulted In A Significant Increase In Steady State Exposure (AUC0-24 ) With intermittent dosing, more patients reach the projected target efficacious steady-state exposure (AUC0-24) Azenosertib (mg) 300 350 400 450 350 400 450 500 Continuous Intermittent 5:2 A U C 0 -2 4 (n g* h r/ m L) mean Intermittent 4:3 Data cut-off: April 24, 2023

15Data cut-off: April 24, 2023 Patients who received ≥300 mg; Collected at Day 12 after 3 consecutive days of dosing Intermittent Dosing Achieves Higher Maximal Concentration (Cmax) Levels

AZENOSERTIB MONOTHERAPY EFFICACY IN OVARIAN AND UTERINE SEROUS CARCINOMA

17 Zentalis 001: Patients With Uterine Serous Carcinoma And Ovarian Cancer After Multiple Prior Therapies 51 Patients Enrolled with Uterine Serous Carcinoma or High-Grade Serous Ovarian Cancer • Continuous and Intermittent dosing schedules • Heavily Pretreated Group of Patients: USC N = 26 HGSOC N = 25 Prior Lines of treatment Mean (Range) 3.4 (1-9) 5.3 (1-18) Platinum Resistant 26 (100%) 25 (100%) Prior Therapies Prior PARPi 2 (7.7) 17 (68.0) Prior experimental agent 5 (19.2) 7 (28.0) Prior VEGF-inhibitor 19 (73.1) 21 (84.0) Prior anti-PD1/PDL1 19 (73.1) 5 (20.0) Patients who received ≥300 mg; Abbreviations: USC, uterine serous carcinoma; HGSOC, high -grade serous ovarian cancer PARPi, poly-ADP ribose polymerase inhibitor; VEGF, vascular endothelial growth factor; PD1/PDL1, programmed cell death receptor 1/programmed death ligand 1 Data cut-off: April 24, 2023

18 Azenosertib Intermittent Dosing Schedule Doubles Objective Response Rate In Ovarian/USC Populations Data cut-off: June 2, 2023 *Response evaluable: have baseline measurable disease by RECIST 1.1, at least one post baseline scan, and received at least o ne dose of drug Patients who received ≥300 mg. Abbreviations: USC, uterine serous carcinoma; CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease; ORR, objective response rate; CI, confidence interval; +: Patients remain on the rapy at the time of data cut-off 0 20 40 60 80 100 120 140 160 180 200 -100 -80 -60 -40 -20 0 20 40 60 80 100 300 300 300 300 300 450 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 350 350 300 + + + + +U + + + + + + 0 20 40 60 80 100 120 140 160 180 200 350 500 500 400 500 400 350 400 400 400 400 450 450 450 500 350 350 350 450 B e st P e rc e n t C h an ge fr o m B as e li n e (% ) PR PD Continuous Intermittent CR /PR SD PD Best Overall Response Cohort N* ORR % (95% CI) Intermittent 19 36.8% (16.3, 61.6) Continuous 26 19.2% (6.5, 34.9) Overall 45 26.7% (14.6, 41.9) +

19 Azenosertib Monotherapy Intermittent Dosing: 89% of Ovarian and USC Patients Had Target Lesion Reductions from their Baseline Scans + + + + + ++ + + + + + Baseline Week 6 Week 12 Week 18 Week 24 Week 30 Week 36 PD PR -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 40 50 60 70 80 90 100 B e st P e rc e n tC h an ge Fr o m B as el in e (% ) Visit Tumor Type Ovarian USC Intermittent Dose Cohort N* ORR % (95% CI) Ovarian 13 30.8% (9.09-61.4) Uterine Serous Carcinoma 6 50% (11.8-88.2) *Response evaluable: have baseline measurable disease by RECIST 1.1, at least one post baseline scan, and received at least o ne dose of drug; Patients who received ≥300 mg. Abbreviations: USC, uterine serous carcinoma; HGSOC, high-grade serous ovarian cancer SD, stable disease; PR, partial response; ORR, confirmed objective response rate; mPFS, median progression free survival; complete response; NR, Not reached, +: Patients remain on therapy at the time of data cut -off • 12/19 (63%) patients remain on therapy • Median follow up of 4.4 months • mPFS of 5.68 months (2.79, NR) • 10/13 (77%) of ovarian cancer patients had received a prior PARP inhibitor Data cut-off: June 2, 2023

Azenosertib Patient Profile: Durable cPR In Cyclin E Amplified Platinum Resistant Ovarian Cancer

73-year-old female w/ HGSOC
CCNE1amp (Foundation)

Prior lines of therapy:

1. Avelumab **(SD)**
2. Doxorubicin Liposomal **(PD)**
3. Topotecan/bevacizumab **(PD)**
4. Cyclophosphamide/bevacizumab **(unknown)**
5. XMT1536 (NaPi2b ADC) **(PR)**
6. APG115 (MDM2 inh) / Pembrolizumab **(SD)**
7. ABBV-155 (CD275 ADC) **(PD)**
8. NC318 (Siglec-15 mAB) **(SD)**
9. SM08502 (CLK inhibitor) **(PD)**
10. NBMBMX (HDAC8 inh) **(SD)**

Response	cPR (-71%)
Treatment Length	11 months
Current Status	Off treatment



Baseline



12 weeks

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Abbreviations: cPR, confirmed partial response; HGSOC, high-grade serous ovarian cancer; SD, stable disease; PD, progressive disease; PR, partial response.

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Azenosertib Patient Profile: Durable cPR In HRD+ PARPi Platinum Resistant Ovarian Cancer

64-year-old female
HGSOC; BRCA1m (Foundation)

Prior lines of therapy

1. Carbo/taxol/abraxane/bev/Olaparib **(PD)**
2. Pembrolizumab **(PD)**
3. NaPi2b targeting-ADC (XMT-1536) **(PD)**
4. Carbo/gem/bevacizumab **(PD)**
5. Pegylated doxorubicin **(PD)**
6. Topotecan **(PD)**
7. PABP-1 RNP (ATRC-101) **(PD)**

Response	Treatment Length	Current Status
cPR (-48%)	5 months	On treatment



Baseline



Target Lesion No Longer Visualized

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Abbreviations: cPR, confirmed partial response HGSOC, high-grade serous ovarian cancer; HRD+, homologous recombination repair deficiency; PARPi, poly-ADP ribose polymerase inhibitor; high-grade serous ovarian cancer; BRCA1m, BRCA1 mutant; PD, progressive disease

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AZENOSERTIB MONOTHERAPY SAFETY IN PATIENTS FROM ZENTALIS 001

23 Intermittent Dosing Maintains Safety And Improves Tolerability Over Continuous Dosing Continuous (n=67) Intermittent (n=27) Total* (n=94) Treatment Related AEs, N (%) All Grade Grade 3/4 All Grade Grade 3/4 All Grade Grade 3/4 Gastrointestinal Nausea 46 (68.7) 2 (3.0) 9 (33.3) - 55 (58.5) 2 (2.1) Diarrhea 31 (46.3) 4 (6.0) 11 (40.7) 3 (11.1) 42 (44.7) 7 (7.4) Vomiting 28 (41.8) - 3 (11.1) - 31 (33.0) - Decreased appetite 20 (29.9) 1 (1.5) 4 (14.8) 1 (3.7) 24 (25.5) 2 (2.1) Dehydration 6 (9.0) - 3 (11.1) - 9 (9.6) - Fatigue 30 (44.8) 8 (11.9) 11 (40.7) 2 (7.4) 41 (43.6) 10 (10.6) Hematologic Anemia 6 (9.0) 2 (3.0) 6 (22.2) 3 (11.1) 12 (12.8) 5 (5.3) Thrombocytopenia 4 (6.0) 3 (4.5) 2 (7.4) - 6 (6.4) 3 (3.2) Neutropenia** 1 (1.5) 1 (1.5) 4 (14.8) 3 (11.1) 5 (5.3) 4 (4.3) *Safety Evaluable Population: Received at least one dose of drug; **No incidence of febrile neutropenia in either dosing group Continuous 300, 350, 400; Intermittent 350 5:2 and 400 5:2 Treatment Related AEs > 10% and treatment related AEs of interest: All Tumor Types Abbreviations: AE, adverse event Data cut-off: April 24, 2023

24 *Safety Evaluable Population: Received at least one dose of drug; Continuous 300, 350, 400; Intermittent 350 5:2 and 400 5:2 Abbreviations: SAEs, serious adverse events Azenosertib At Intermittent Schedules Reduces Dose Modifications And Serious Adverse Events Continuous N = 67 Intermittent N = 27 Total* N =94 Treatment Related AEs leading to, N (%): Dose reduction 19 (28.4) 4 (14.8) 23 (24.5) Dose interruption 17 (25.4) 9 (33.3) 26 (27.7) Discontinuation 4 (6.0) - 4 (4.3) Death - - - Treatment Related SAEs 5 (7.5) - 5 (5.3) Data cut-off: April 24, 2023

25 Azenosertib: Tolerability* Compared To Adavosertib and Mirvetuximab 14 .8% 33 .3% 0. 0% 55 .0% 57 .0% 15 .0% 5 4 .0% 72 .0% 5. 0% 2 0 .0% 3 3 .0% 9. 0 % Reduction Interruption Discontinuation Azenosertib-Intermittent (ZENTALIS001) Adavosertib (ADAGIO) Adavosertib (EFFORT) Mirvetuximab (SORAYA) 1 2 4 3 Data cut-off: April 24, 2023 *Attributable to Treatment Related AEs. Not direct head-to-head comparisons. 1. ZENTALIS 001: data on file 2. (ADAGIO Study) Liu et. al. Presented at the Society of Gynecologic Oncology Annual Meeting, March 23 –28, 2023 3. (EFFORT Study) Westin et. al. DOI: 10.1200/JCO.2021.39.15_suppl.5505 Journal of Clinical Oncology 39, no. 15_suppl (May 20, 2021) 5505-5505. 4. (SORAYA Study) Matulonis et al. DOI: 10.1200/JCO.22.01900 Journal of Clinical Oncology 41, no. 13 (May 01, 2023) 2436-2445.

AZENOSERTIB MONOTHERAPY ONGOING STUDIES IN USC AND OVARIAN CANCER

Monotherapy Dose and Biomarker Enrichment Is Foundational To Our Clinical Strategy

Tumors with High Genomic Instability are Sensitive to Azenosertib

High genomic instability can be caused by:

Cyclin E1+ Tumors

- Cyclin E1+ drives accelerated entry into S-phase through its partnership with CDK2
- Replication machinery is overloaded, resulting in genomic instability

Homologous Recombination Repair Defective (HRD+) Tumors

- Results in genomic instability through tumors inability to repair double stranded DNA breaks.

Azenosertib induces markers of DNA damage, replicative stress, and apoptosis*


0 0.1 0.3 1 µM Azenosertib
Cyclin E1
p-H3
p-CHK1
γH2AX
Cleaved Caspase-3

*OVCAR3 Cyclin E1 positive cells, 16-hour treatment

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Zentalis 004 (TETON): Azenosertib Monotherapy In Women With ≥2L Advanced Uterine Serous Carcinoma

CURRENTLY ACCRUING- FDA Fast track designation

Key Eligibility: Recurrent or persistent USC; ≥1 prior platinum-based chemotherapy regimen; Prior HER-2 directed therapy for known HER-2+; Prior anti-PDL-1; Measurable disease; ECOG PS 0-1; No prior WEE1 inhibitor; No prior cell cycle checkpoint inhibitor.

Patients (N=130)
Azenosertib
400 mg QD 5:2

Endpoints

- **ORR**
- **DOR**
- **Safety and Tolerability**

NCT04814108

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Abbreviations: 2L, two lines; USC, uterine serous carcinoma; ECOG PS, Eastern Cooperative Oncology Group performance score; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; DOR, duration of response

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Zentalis 005 (DENALI): Evaluating Impact of *CCNE1* Amplification and Cyclin E1+ in Platinum-Resistant High-Grade Serous Ovarian Cancer

CURRENTLY ACCRUING

Key Eligibility: High-Grade Serous Ovarian Cancer; ECOG PS 0-1; Platinum-resistant (excluding Platinum-refractory); 1-3 prior lines of chemotherapy; Measurable disease per RECIST v 1.1; Cyclin E1 IHC+ and/or CCNE1 amplified.

Cohort 1 (N=30)
CCNE1 amplified and/or
Cyclin E1+

Azenosertib
400 mg QD 5:2

Endpoints (ICR)

Cohort 2A (N=60)
CCNE1 Amplified
→ ORR, DOR

Cohort 2B (N=80)
CCNE1 Non-amplified
& Cyclin E1+
→ ORR, DOR

Cohort 2C (N=40)
CCNE1 Non-Amplified
& Cyclin E1-
→ ORR, DOR

NCT05128825

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Abbreviations: ECOG PS, Eastern Cooperative Oncology Group performance score; RECIST, response evaluation criteria in solid tumors; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; DOR, Duration of Response; ICR, Independent Central Review

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Zentalis 006 (MAMMOTH): Revised Phase 1/2 Study Of Azenosertib In Combination With Niraparib Or Alternating With Niraparib Or As A Monotherapy in Patients With PARP-resistant Ovarian Cancer

CURRENTLY ACCRUING

Key Eligibility: Recurrent high-grade epithelial ovarian, primary peritoneal, or fallopian tube cancer (serous, clear cell or endometrioid); 1 – 5 prior lines for advanced/metastatic disease; Relapsed within 6 months of platinum therapy (platinum resistant), progressed after taking at least 3 months of PARPi as maintenance treatment.

Enrollment*
(N=138)

→ **Azenosertib + niraparib administered concurrently**

→ **Azenosertib + niraparib alternating schedule**

→ **Azenosertib monotherapy**
400 mg QD 5:2

Endpoints

- **PFS, DOR**
- **ORR**
- **Safety and Tolerability**

NCT05198804

* Enrollment Based on Slot Availability

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Abbreviations: PARPi, poly-ADP ribose polymerase inhibitor; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; PFS, progression free survival; ORR, objective response rate

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31 • Recommended Phase 2 dose of 400 mg at 5:2 schedule selected based on clinical safety and efficacy • Update on monotherapy efficacy data, and clinical trial timelines in 2H23 36.8% Confirmed Response Rate in Ovarian and Uterine Serous Carcinomas with intermittent dosing* Majority of patients remain on intermittent treatment Azenosertib is Highly Active Agent in Ovarian Cancer and USC and has Favorable Safety Profile *Response evaluable patients (having received at least one scan) USC, Uterine Serous Carcinoma

AZENOSERTIB CHEMOTHERAPY COMBINATIONS

Abstract #5513
Poster Bd #208

2023 ASCO ANNUAL MEETING

Correlation of Cyclin E1 expression and clinical outcomes in a Phase 1b dose-escalation study of Azenosertib (ZN-c3), a WEE1 inhibitor, in combination with chemotherapy (CT) in patients (pts) with platinum-resistant or refractory (R/R) epithelial ovarian, peritoneal, or fallopian tube cancer (EOC)

Joyce Liu[1], Siqing Fu[2], Gary Richardson[3], Zivko Vranjes[4], Tarek Meniawy[5], Catherine Shannon[6], Erika P. Hamilton[7], Stephanie Blank[8], Cara Mathews[9], Jasmina Alidzanovic[10], Rossitza Krasteva[11], Qing Shi[13], Olivier Harismendy[13], Mieke Ptaszynski[14], Shannon N. Westin[2], Funda Meric-Bernstam[2], Premal H.Thaker[15]

[1]Dana Farber Cancer Institute, Boston, MA [2]The University of Texas MD Anderson Cancer Center, Houston, TX; [3]Cabrini Hospital, Malvern, Australia; [4]University Clinical Center of Republic of Srpska, Bosnia and Herzegovina; [5]Linear Cancer Research, University of Western Australia, Perth, Australia; [6]Mater Hospital, Brisbane, Australia; [7]Tennessee Oncology, Sarah Cannon Research Institute, Nashville, TN; [8]Icahn School of Medicine at Mount Sinai, New York City, NY; [9]Women & Infants Hospital of Rhode Island, Providence, RI; [10]University Clinical Center Tuzla, Bosnia and Herzegovina; [11]Uni Hospital, Panagyurishte, Bulgaria; [13]Zentalis Pharmaceuticals, New York, NY; [14]Formerly Zentalis Pharmaceuticals, New York, NY; [15]Siteman Cancer Center, Washington University, St Louis, MO

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Azenosertib Is Active With Favorable Tolerability Profile in Combination with Chemotherapy

RP2D established for paclitaxel, carboplatin and PLD combinations

RP2D		
	Azenosertib	Chemotherapy
Paclitaxel	300 mg QD 5:2	80 mg/m^2 on D1, D8, D15 (28-day cycles)
Carboplatin	200 mg QD 5:2	AUC=5 on D1 (21-day cycles)
Gemcitabine	TBD*	TBD*
PLD	400 mg QD 5:2	40 mg/m^2 D1 (28-day cycles)

Main Takeaways

- Strong and durable efficacy signal across chemotherapy backbones
  - cORR of 34%; cDOR of 8.3 months; mPFS of 9.0 months (response evaluable=94)
- Cyclin E1 status predicts benefit of azenosertib addition to chemotherapy
  - Suggests azenosertib restores chemotherapy sensitivity in heavily pre-treated platinum- resistant ovarian cancer

*Gemcitabine + Azenosertib has exciting and durable activity-a MTD has not been determined, further dose cohorts are ongoing.
Abbreviations: RP2D, recommended phase 2 dose; PLD pegylated liposomal doxorubicin; QD, once daily;
5:2, 5-days of treatment followed by 2-days off treatment; D, day; AUC, area under the curve; mg/mL*min

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Data cut-off: April 10, 2023 34

Phase 1b combination study to define RP2D dosing

Key Eligibility: High-Grade Serous Ovarian Cancer; ECOG Performance Status 0-2; Platinum-resistant/refractory; Up to 3 prior lines of chemotherapy; Measurable disease per RECIST v 1.1

Cohort assignment by availability and investigator preference

Dose Finding guided by a CRM

Azenosertib + Paclitaxel

Paclitaxel: 80 mg/m^2 on D1, D8, D15 (28-day cycles)

200 mg QD 5:2 → 2 dose levels → 300 mg QD 5:2

Azenosertib + Carboplatin

Carboplatin: AUC 5 mg/mL*min on D1 (21-day cycles)

300 mg QD → 4 dose levels → 200 mg QD 5:2

Azenosertib + Gemcitabine

Gemcitabine: D1, D8 (21-day cycles)

G: 1000 mg/m^2 A: 200 mg QD → 3 dose levels → G: 600 mg/m^2 A: 200 mg QD 5:2

Azenosertib + PLD

PLD: 40 mg/m^2 D1 (28-day cycles)

200 mg QD → 3 dose levels → 400 mg QD 5:2

Objectives

Primary: Safety and Tolerability MTD and/or RP2D

Key Secondary: Clinical Activity (Endpoints: ORR, DOR, PFS, CA125)

NCT04516447

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Abbreviations: ; ECOG, Eastern Cooperative Oncology Group; RECIST, response evaluation criteria in solid tumors; 5:2, 5-days of treatment followed by 2-days off treatment; CRM, continuous reassessment model; QD, once daily; D, day; AUC, area under the curve; G, gemcitabine; A, azenosertib; PLD, pegylated liposomal doxorubicin; MTD, maximum tolerated dose; RP2D, recommended Phase 2 dose; ORR, objective response rate; DOR, duration of response; PFS, progression-free survival;

Data cut-off: April 10, 2023

35

Patient Characteristics*

Characteristic		Azenosertib + Paclitaxel (N=26)	Azenosertib + Carboplatin (N=36)	Azenosertib + Gemcitabine (N=18)	Azenosertib + PLD (N=35)	Total (N=115)
Age, years	Median (Range)	61.5 (45-83)	61.0 (48-77)	62.5 (47-77)	56.0 (34-75)	61.0 (34-83)
Race and Ethnicity, N (%)	White	24 (92.3)	34 (94.4)	16 (88.9)	34 (97.1)	108 (93.9)
	Black or African-American	0	0	0	0	0
	Asian	1 (3.8)	1 (2.8)	1 (5.6)	1 (2.9)	4 (3.5)
	Other / NR	1 (3.8)	1 (2.8)	1 (5.6)	0	3 (2.6)
	Hispanic (Yes/No/NR)	1/25/0 (3.8/96.2/0)	0/34/2 (0/94.4/5.6)	1/17/0 (5.6/94.4/0)	1/33/1 (2.9/94.3/2.9)	3/109/3 (2.6/94.8/2.6)
ECOG Performance Status, N (%)	0	21 (80.8)	21 (58.3)	12 (66.7)	24 (68.6)	78 (67.8)
	1	5 (19.2)	15 (41.7)	6 (33.3)	11 (31.4)	37 (32.2)
Geographic Region, N (%)	US	6 (23.1)	10 (27.8)	10 (55.6)	5 (14.3)	31 (27.0)
	Europe	10 (38.5)	10 (27.8)	6 (33.3)	27 (77.1)	53 (46.1)
	Australia	9 (34.6)	15 (41.7)	1 (5.6)	3 (8.6)	28 (24.3)
	Korea	1 (3.8)	1 (2.8)	1 (5.6)	0	3 (2.6)
Platinum Status	Refractory, n (%)	5 (19.2)	9 (25.0)	3 (16.7)	7 (20.0)	24 (20.9)
Prior Lines of Therapy	1-2, n (%)	22 (84.6)	30 (83.3)	18 (100)	33 (94.3)	103 (89.6)
	3-4, n (%)	4 (15.4)	6 (16.7)	-	2 (5.7)	12 (10.4)
Prior PARP Inhibitor	n (%)	8 (30.8)	10 (27.8)	5 (27.8)	5 (14.3)	28 (24.3)
Prior Bevacizumab	n (%)	8 (30.8)	18 (50.0)	6 (33.3)	15 (42.9)	47 (40.9)

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*Safety Evaluable Population: Received at least one dose of drug.

Abbreviations: PLD, pegylated liposomal doxorubicin; NR, not reported; ECOG, Eastern Cooperative Oncology Group

Data cut-off: April 10, 2023

36

37 High Response of Azenosertib Doublets Endpoint Azenosertib + Paclitaxel (N=26) Azenosertib + Carboplatin (N=36) Azenosertib + Gemcitabine (N=18) Azenosertib + PLD (N=35) Total (N=115) Response-Evaluable* (N) 22 28 13 31 94 ORR (confirmed), N (%) 11 (50.0) 10 (35.7) 5 (38.5) 6 (19.4) 32 (34.0) Median DOR (95% CI) in months 5.6 (3.8-NE) 11.4 (8.3-NE) 6.2 (NE) 7.3 (1.5-NE) 8.3 (5.6-12.4) Clinical Benefit Rate (CR + PR + SD for ≥ 16 weeks), N (%) 18 (81.8) 16 (57.1) 6 (46.2) 24 (77.4) 64 (68.1) Median PFS (95% CI) in months 7.4 (5.5-NE) 10.4 (3.3-14.5) 8.3 (3.3-NE) 6.3 (3.7-11.0) 9.0 (5.8-13.7) *Response evaluable subjects are treated subjects with baseline measurable disease per RECIST version 1.1 and at least one po st-baseline assessment. All objective responses were confirmed per RECIST v 1.1. Abbreviations: ; PLD, pegylated liposomal doxorubicin; ORR, objective response rate; DOR, duration of response; CI, confidence interval; NE, not estimable; CR, complete response; PR, partial response; SD, stable disease; PFS, progression-free survival; RECIST, response evaluation criteria in solid tumors Data cut-off: April 10, 2023

38 Abbreviations: PLD, pegylated liposomal doxorubicin; PFS, progression free survival; m, months. Kaplan-Meier Curves of Progression-Free Survival: Durable Responses 0 0.0 0.2 0.4 0.6 0.8 1.0 5 10 15 20 25 P ro gr es si o n -F re e Su rv iv al P ro b ab ili ty Median PFS (months) Azenosertib combined with Time (months) Patients at risk 35 36 26 18 18 8 11 4 7 4 1 1 4 1 0 0 0 1 Paclitaxel PLD Carboplatin Gemcitabine 6.28 m PLD (N=35) Paclitaxel (N=26) 7.36 m Gemcitabine (N=18) 8.31 m Carboplatin (N=36) 10.35 m Data cut-off: April 10, 2023

39 21 30 25 29 29 32 42 50 0 10 20 30 40 50 O R R ( % ) The Activity of Azenosertib + Paclitaxel is Robust and Durable Compared to Historical Reports of Single Agent Paclitaxel, Adavosertib + Paclitaxel and Mirvetuximab in Platinum-Resistant Ovarian Cancer 3.9 3.5 4.1 5.5 5.5 5.6 7.4 0 2 4 6 8 Paclitaxel (N=55) Paclitaxel (N=36) Paclitaxel (N=68) Adavosertib + Paclitaxel (N=38) Mirvetuximab (N=105) Mirvetuximab (N~225) Azenosertib + Paclitaxel (N=26) mPFS (m) Objective Response Rate (ORR) Median Progression Free Survival (mPFS) References: 1. Markman et al. Gynecol Oncol 2006;101:436-40. 2. AURELIA: Avastin USPI 3. MITO11: Pignata et al. Lancet Oncol 2015;16:561-68. 4. OCTOPUS: Banerjee et al. ESMO 2019. 5. GYN49: Moore et al. Clin Cancer Res 2022;28:36-44. 6. SORAYA: Matulonis et al. J Clin Oncol 2023;41:2436-45. 7. MIRASOL: Immunogen Press Release May 3, 2023. Abbreviations: ORR, objective response rate; mPFS, median progression free survival; m, months. Not direct head-to-head comparisons. Data cut-off: April 10, 2023 7 6 5 4 3 2

40 References: 1. Leitao et al. Gynecol Oncol 2003;91:123-9. 2. CARTAXHY: Lortholary et al. Ann Oncol 2012;23:346-52. 3. Pectasides et al. Gynecol Oncol 2010;118:52-7. 4. Brewer et al. Gynecol Oncol 2006;103:446-50. 5. MK-1775-009: Leijen et al. J Clin Oncol 2016;34:4354-61. 6. GYN-49: Moore et al. Clin Cancer Res 2022;28:36-44. 7. SORAYA: Matulonis et al. J Clin Oncol 2023;41:2436-2445. 8. MIRASOL: Immunogen Press Release May 3, 2023. Abbreviations: ORR, objective response rate; mPFS, median progression free survival; m, months. Not direct head-to-head comparisons. The Activity of Azenosertib + Carboplatin is Robust and Durable Compared to Historical Reports of Single Agent Paclitaxel, Adavosertib + Paclitaxel and Mirvetuximab in Platinum-Resistant Ovarian Cancer 23 37 39 16 43 30 32 42 36 0 10 20 30 40 50 ORR (%) 4.8 7.1 5.3 4.2 5.5 5.6 10.4 0 2 4 6 8 10 12 Carboplatin + Weekly Paclitaxel (N=51) Alternating Platinum Doublets (N=45) Adavosertib + Carboplatin (N=21) Adavosertib (5 doses) + Carboplatin (N=23) Mirvetuximab (N=105) Mirvetuximab (N~225) Azenosertib + Carboplatin (N=36) mPFS (m) Objective Response Rate (ORR) Median Progression Free Survival (mPFS) Data cut-off: April 10, 2023 8 7 6 5 3 2

41 Abbreviations: RFS, recurrence free survival, CSS; cancer specific survival, OS; overall survival; PFS, Progression free survival; DMFS; distant metastasis free survival, Patients With Cyclin E1+ Tumors Consistently Have Worse Outcomes On Chemotherapy Hazard Ratio Worse outcome Chappuis PO (2005) [CSS] Desmedt C (2006) [RFS] Jansen MP (2012) [PFS] Luhtala S (2016) [RFS] Lundgren C (2015) [CSS] Lundgren C (2015) [DMFS] Sieuwerts AM (2006) [DMFS] Sieuwerts AM (2006) [OS] Nakayama K (2016) [OS] Nakayama K (2016) [OS] Nakayama K (2016) [PFS] Zhou Z (2014) [OS] Ayahn A (2017) [OS] Chan A MY (2020) [OS] Kang E (2023) [OS] Nakayama N (2010) [OS] Petersen S (2020) [OS] Petersen S (2020) [PFS] Pils D (2014) [OS] Stronach E (2018) [OS] Stronach E (2018) [PFS] Lotan Y (2013) [CSS] Lotan Y (2013) [RFS] Matsushita R (2015) [OS] Shariat SF (2006) [CSS] Shariat SF (2006) [RFS] 1 4 16 Haz ti N 100 500 1000 3000 CCNE1 alteration type Amplification Amplification+Overexpression Overexpression Cancer Type Breast Cancer Endometrial Cancer Esophageal Cancer Ovarian Cancer Urothelial Cancer

42 *Timing of tissue collection was not disclosed. Abbreviations: PFS: progression free survival, OS; overall survival Ovarian Cancer Patients with CCNE1 Amplified and/or Cyclin E1 + Cancers have a Worse Outcome Following Platinum-Based Chemotherapy Treatment Independent of Platinum- Sensitivity Status Hazard Ratio Cyclin E1 Alteration Worse outcome • 6 Studies; n=5404 • 4 Studies where timing of tissue collection was available-all were platinum sensitive tissue collected after ≤ 1 course of chemotherapy; 3533/5404 (65%) • Other 2 Studies did not disclose timing of tissue collection 1 2 4 53 Chan* (2020) [OS] Nakayama (2010) [OS] Petersen* (2020) [OS] Petersen* (2020) [PFS] Pils (2014) [OS] Stronach (2018) [OS] Stronach (2018) [PFS] N 500 100 1000 Amplification Amplification + Overexpression Kang (2023) [OS] han [ ] Kan [ ] Nakaya a [ ] etersen [ ] t r en ( ) ] Pils [ ] Stronac [ ] Stronach ( ) ] 1 2 3 4 5 Hazard Ratio N 100 500 1000 Cyclin E1 Alteration Amplification Amplification+ Overexpression

43 Zentalis 002: Majority of Ovarian Cancers are Cyclin E1 + IHC H-Score* >150 ≤ 150 to > 50 ≤ 50 CCNE1 Amplified 5 0 0 CCNE1 Not Amplified 25 15 6 Tissue Not Evaluated for Amplification 16 21 6 • H-score > 50 includes all CCNE1 amplified tumors • Prevalence of Cyclin E1-IHC+, H-score > 50 of all safety evaluable patients with tissue is 82/94 (87%); • Prevalence of Cyclin E1+ in the response evaluable patients with tissue is 70/82 (85%). C yc lin E 1 IH C H -S co re * CCNE1 Status Amplified Not amplified Not Evaluated for Amplification 0 Patients 100 200 300 50 150 *H-scores calculated by multiplying the percentage of cells (0 to 100%) with intensity of Cyclin E1 expression (0 to 3); IHC: Im munohistochemistry Safety evaluable: received at least one dose of drug; Response evaluable: have baseline measurable disease by RECIST 1.1, at least one post baseline scan, and received at least one dose of drug Data cut-off: April 10, 2023 250

44 Progression Free Survival is Significantly Improved in Cyclin E1+, Cohort compared to Cyclin E1- Independent of Chemotherapy Backbone *Response evaluable subjects are treated subjects with baseline measurable disease per RECIST version 1.1 and at least one pos t-baseline assessment. Abbreviations: IHC, immunohistochemistry ; CI, confidence interval H-Score ≤ 50 (N=12) H-Score > 50 (N=78) Median PFS (months) 3.25 9.86 Hazard Ratio (95% CI) 0.37 (0.18 – 0.79) Log-rank p-value 0.0078 0 0.0 0.2 0.4 0.6 0.8 1.0 5 10 15 20 25 Patients at risk 78 12 36 2 12 1 4 1 1 0 P ro g re ss io n -F re e S u rv iv a l P ro b ab ili ty Time (months) H-Score > 50 H-Score ≤ 50 Data cut-off: April 10, 2023

Treatment-related Adverse Events:
All Doses Moving Forward Involve Intermittent Dosing

Treatment-Related Adverse Event ≥20% N (%)			Azenosertib + Paclitaxel (Continuous, N=7; Intermittent, N=19)		Azenosertib + Carboplatin (Continuous, N=22; Intermittent, N=14)		Azenosertib + Carboplatin (Continuous, N=14; Intermittent, N=8)		Azenosertib + Gemcitabine (Continuous N=8; Intermittent, N=10)		Azenosertib + PLD (Continuous N=27; Intermittent, N=8)		Total*** (Continuous, N=64; Intermittent, N=51)	
			All Doses*		All Doses		Doses ≤ MTD		All Doses**		All Doses*			
Grade			All Gr	Gr ≥3	All Gr	Gr ≥3	All Gr	Gr ≥3	All Gr	Gr ≥3	All Gr	Gr ≥3	All Gr	Gr ≥3
Hematologic	Neutropenia	C	5 (71.4)	5 (71.4)	9 (40.9)	7 (31.8)	4 (28.6)	3 (21.4)	7 (87.5)	6 (75.0)	19 (70.4)	17 (63.0)	40 (62.5)	35 (54.7)
		I	11 (57.9)	**5 (26.3)**	7 (50.0)	1 (7.1)	4 (50.0)	-	7 (70.0)	4 (40.0)	3 (37.5)	3 (37.5)	28 (54.9)	13 (25.5)
	Thrombo-cytopenia	C	4 (57.1)	2 (28.6)	16 (72.7)	11 (50.0)	11 (78.6)	6 (42.9)	8 (100.0)	5 (62.5)	9 (33.3)	2 (7.4)	37 (57.8)	20 (31.3)
		I	4 (21.1)	-	9 (64.3)	5 (35.7)	4 (50.0)	**2 (25.0)**	8 (80.0)	6 (60.0)*	3 (37.5)	3 (37.5)	24 (47.1)	14 (27.5)
	Anemia	C	5 (71.4)	-	10 (45.5)	3 (13.6)	5 (35.7)	1 (7.1)	6 (75.0)	2 (25.0)	11 (40.7)	4 (14.8)	32 (50.0)	9 (14.1)
		I	8 (42.1)	1 (5.3)	10 (71.4)	4 (28.6)	4 (50.0)	1 (12.5)	5 (50.0)	2 (20.0)	2 (25.0)	1 (12.5)	25 (49.0)	8 (15.7)
Gastro-intestinal	Nausea	C	4 (57.1)	-	15 (68.2)	1 (4.5)	10 (71.4)	1 (7.1)	5 (62.5)	-	16 (59.3)	2 (7.4)	40 (62.5)	3 (4.7)
		I	7 (36.8)	1 (5.3)	6 (42.9)	-	3 (37.5)	-	5 (50.0)	-	4 (50.0)	1 (12.5)	22 (43.1)	2 (3.9)
	Vomiting	C	3 (42.9)	1 (14.3)	8 (36.4)	-	6 (42.9)	-	1 (12.5)	-	11 (40.7)	2 (7.4)	23 (35.9)	3 (4.7)
		I	2 (10.5)	1 (5.3)	2 (14.3)	-	2 (25.0)	-	1 (10.0)	-	4 (50.0)	1 (12.5)	9 (17.6)	2 (3.9)
	Diarrhea	C	4 (57.1)	1 (14.3)	4 (18.2)	-	1 (7.1)	-	1 (12.5)	-	8 (29.6)	-	17 (26.6)	1 (1.6)
		I	6 (31.6)	1 (5.3)	5 (35.7)	-	3 (37.5)	-	6 (60.0)	-	2 (25.0)	-	19 (37.3)	1 (2.0)
Other	Fatigue	C	6 (85.7)	1 (14.3)	8 (36.4)	-	3 (21.4)	-	3 (37.5)	1 (12.5)	8 (29.6)	3 (11.1)	25 (39.1)	5 (7.8)
		I	8 (42.1)	2 (10.5)	5 (35.7)	1 (7.1)	4 (50.0)	-	6 (60.0)	2 (20.0)	2 (25.0)	-	21 (41.2)	5 (9.8)

Abbreviations: C, Continuous azenosertib dosing; I, Intermittent azenosertib dosing; MTD, maximum tolerated dose; PLD, pegylated liposomal doxorubicin
*All doses were at or below the MTD
A MTD for Gemcitabine + Azenosertib has not been determined, further dose cohorts are ongoing. * Safety evaluable: received at least one dose of drug

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Data cut-off: April 10, 2023 45

Proposed Randomized Phase 3 Trial Design of Azenosertib + Chemotherapy in Recurrent Platinum-Sensitive Ovarian Cancer that is Cyclin E1+

Key Eligibility: High-Grade Serous Ovarian Cancer; ECOG performance status 0-1; ≥1L Prior Line of Platinum-based chemotherapy; Platinum-Sensitive (Platinum-free interval ≥ 6 months); Prior Bevacizumab & PARPi if eligible and per regional standard of care; Cyclin E1 + (either *CCNE1* amplified and/or Cyclin E1 IHC-Positive)

Stratification Factors

- Prior lines of therapy (1 v 2-3)
- Prior PARPi (Yes v No)
- *CCNE1* amplification (Yes v No)

R 2:1

- **Azenosertib + Chemotherapy*** (6 cycles) → **Azenosertib*** Maintenance**
- **Physician's Choice Carboplatin-Doublet**** (6 cycles) → **No Maintenance**

Endpoints

Primary
Progression-Free Survival by BICR

Key Secondary
Overall Survival

*Paclitaxel or Carboplatin
**Paclitaxel or Pegylated Liposomal Doxorubicin
***Azenosertib, 400 mg QD 5:2
Abbreviations: ECOG, Eastern Cooperative Oncology Group; 1L, 1 line; PARPi, poly-ADP ribose polymerase inhibitor; IHC, immunohistochemistry; BICR, blinded independent central review.

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47 *Gemcitabine + Azenosertib has exciting and durable activity-a MTD has not been determined, further dose cohorts are ongoing. Abbreviations: RP2D, recommended phase 2 dose; PLD pegylated liposomal doxorubicin; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; D, day; AUC, area under the curve; mg/mL*min Conclusions: Data Supports Dose and Advancement of Azenosertib- Chemotherapy Combination into Platinum-Sensitive Ovarian Cancer Main Takeaways • Strong and durable efficacy signal across chemotherapy backbones • Cyclin E1 status predicts benefit of azenosertib addition to chemotherapy • Suggests azenosertib restores chemotherapy sensitivity in heavily pre-treated platinum- resistant ovarian cancer • Plans to initiate Phase 3 study of azenosertib in combination with chemotherapy in Cyclin E1+ platinum sensitive ovarian cancer RP2D Azenosertib Chemotherapy Paclitaxel 300 mg QD 5:2 80 mg/m2 on D1, D8, D15 (28-day cycles) Carboplatin 200 mg QD 5:2 AUC=5 on D1 (21-day cycles) Gemcitabine TBD* TBD* PLD 400 mg QD 5:2 40 mg/m2 D1 (28-day cycles) Data cut-off: April 10, 2023 RP2D established for paclitaxel, carboplatin and PLD combinations

Potential to Transform Treatment Paradigm for Patients and Capture Significant Market Share in Ovarian Cancer

Azenosertib Monotherapy Potentially Addresses 88% Of High Grade Serous Ovarian Cancer

- Ongoing clinical programs address Cyclin E1+ and HRD+ patient populations
  - Opportunity is much larger than recently approved therapies
- Data support potential role for Azenosertib at every stage of metastatic therapy:
  - **Platinum sensitive**: combination with chemotherapy
  - **Platinum resistant**: monotherapy and combination with chemotherapy

Potential to transform standard of care

High Grade Serous Ovarian Cancer Patient Segments


Cyclin E1+
HRP
34%
30%
Cyclin E1+
HRD
24%
12%
Others
Cyclin E1 low
HRD

HRD: Homologous recombination deficient
HRP: Homologous recombination proficient

Sources:
1. HRD prevalence derived from **Konstantinopoulos**, et al *Cancer Discov* (2015)
2. CCNE1 amplification prevalence of ~20% reported in **Aziz** et al *Gynecol Oncol* (2018) and **TGCA Network** *Nature* volume 474 (2011)
3. Cyclin E1 expression and copy number extracted from the digital analysis of **Aziz** et al Figure 3A to infer full distribution of Cyclin E1 H-scores and overlap with CCNE1 amplification based on Cyclin E1 high definition of H-score >50
4. HRD prevalence and proportion of overlap with CCNE1 amplification from **Konstantinopoulos** et al, Figure 2
5. Total HGSOC incidence estimates (US, EU5) sourced from SEER and ECIS are 35, 388 individuals/year

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Addressable Patient Population More than Doubles as Franchise Expands to Non-Gynecological Malignancies



Legend
Azenosertib monotherpy
Azenosertib + chemotherapy
Azenosertib + BEACON
Potential US + EU5 Patients
38,214
Platinum Resistant HRD+ or Cyclin E1+ HGSOC
42,077
2L+ USC
57,807
2L Pt. Sensitive, HGSOC
77,093
1L+ bRAF CRC
89,027
HRD+ post-PARPi
140,950
Other Cyclin E+ Tumor Types
Gynecologic malignancies
Non-Gynecologic malignancies
Indications Over Time

Source: Used 'drug-treatable' estimates from DRG Clarivate for all Ovarian, USC, CRC, Breast, Prostate and Pancreatic. For 'Other Cyclin-E1 driven solid tumors' used incidence reported by SEER and ECIS.
Cyclin E1 prevalence in platinum sensitive ovarian cancer derived from Petersen, et al CCNE1 and BRD4 co-amplification in high-grade serous ovarian cancer is associated with poor clinical outcomes, Gynecologic Oncology, Volume 157, Issue 2, 2020
Abbreviations: bRAF+ CRC: bRAF mutant Colorectal Cancer; HRD+ : Homologous Recombinant Repair Deficiency; HGSOC: High Grade Serous Ovarian Cancer; 2L: Second Line
HRD+ Post PARPi tumor types: Prostate, Pancreas and Breast; Other Cyclin E+ Tumor Types include bladder, stomach, esophageal, lung squamous, lung adenocarcinoma, and breast cancer

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50 Today’s Conclusions: Great Progress in Advancing Azenosertib’s Potential to Transform Cancer Care Solid efficacy with multiple chemotherapy combinations • Significant improvements in ORR and mPFS over chemotherapy alone or chemotherapy + adavosertib • Opportunity to use Cyclin E+ as biomarker to identify patients who would benefit from azenosertib addition to chemo Abbreviations: RP2D, recommended Phase 2 dose; ORR, confirmed objective response rate; HGSOC, High Grade Serous Ovarian Cancer; USC, Uterine Serous Carcinoma of the Endometrium; 2H23, second half of 2023; mPFS, media progression free survival Comprehensive Clinical Strategy • All lines of therapy for ovarian cancer, both as a monotherapy and in combination with chemotherapy • Post-pembro (≥2 L) therapy for USC • Clinical trial timelines to be updated in 2H23 Azenosertib monotherapy RP2D dose: 400 mg intermittent (5 days on, 2 days off a week; 5:2) • Increased exposures with intermittent dosing led to an ORR of 36.8% in Ovarian Cancer and USC • Strong safety profile: no treatment-related discontinuations • Majority of patients remain on therapy; update in 2H23

51 Our Thanks And Deepest Appreciation To All Patients, Caregivers, Families, And Investigators KBC Bežanijska kosa A hospital you can trust.

Question & Answer Session 52 Kimberly Blackwell, MD Chief Executive Officer Zentalis Pharmaceuticals Carrie Brownstein, MD Chief Medical Officer Zentalis Pharmaceuticals Funda Meric-Bernstam, MD Chair of the Department of Investigational Cancer Therapeutics -- the Phase 1 Program at The University of Texas MD Anderson Cancer Center; Member, Zentalis Scientific. Advisory Board

Backup: Data Breakdown for ASCO Disclosures N, ORR (%) Azenosertib + Paclitaxel Azenosertib + Carboplatin Azenosertib + Gemcitabine Azenosertib + PLD Total Efficacy Evaluable in Abstract* 9/18 (50.0) 9/27 (33.3) 2/14 (14.3) 5/35 (14.3) 25/94 (26.6) Efficacy Evaluable ASCO Poster Data Cut** 11/26 (42.3) 10/29 (34.5) 5/18 (27.8) 6/35 (17.1) 32/104 (30.8) Response Evaluable on ASCO Poster** 11/22 (50.0) 10/28 (35.7) 5/13 (38.5) 6/31 (19.4) 32/94 (34.0) Definitions: • Efficacy evaluable: received at least 1 dose of study drug, measurable disease at baseline • Response evaluable: received at least one dose of study drug, measurable disease at baseline AND at least one follow-up scan *Data Cut Off of January 17, 2023 **Data Cut Off of April 10, 2023 Reasons for 21 patients not being evaluable: No post-baseline scan yet (n=11); AE (n=4); Subject decision (n=4); Withdrawal of consent (n=1); Clinical progression (n=1)